UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2018

ANTILIA GROUP, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-216184	98-1328653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Calle Duarte, No 6, Sousa, Dominican Republic
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 829-217-2262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition and stock price could be materially negatively affected. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, however not all forward-looking statements contain one or more of these identifying terms. Factors that could cause actual results to differ materially from those currently anticipated include those set forth in the section titled “Risk Factors” including, without limitation, risks relating to:

•	our financial performance, including our history of operating losses;

•	our ability to obtain additional funding;

•	our ability to successfully market, sell and derive income from our products;

•	changes in the regulatory environments of the United States and other countries in which we intend to sell our products;

•	our ability to attract and retain key management and marketing personnel;

•	competition from new and existing market entrants;

•	our ability to identify and pursue development of additional products; and

We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current business and expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 1.01 Entry into Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 3.02 Unregistered Sales of Equity Securities

On December 3, 2018, we entered into a Capital Contribution Agreement (the "Agreement") with our president and principal shareholder, Robert Qin Peng ("Peng"). Under the terms of the Agreement, Peng contributed certain assets of eVeek, LLC ("eVeek"), a developer of iOS and Android applications and games, to our company, in exchange for the issuance of an addition 8,000 shares of common stock of our company to Peng (the "Acquisition"). To determine the number of shares received by Peng in connection with such contribution, our company valued the contributed eVeek assets at $40,000 and divided this amount by a price per share equal to $5.00, which represents the most recent price per share for trades of our company's common stock on the Over-the-Counter Quotation system in which our company's common stock is quoted. In connection with the Agreement, our company assumed certain ongoing responsibilities of eVeek, including maintaining Apple and Google developer licenses.

The assets contributed to our company consist of a significant portion of the assets used in the operation of the eVeek business, with the exception of one application on eVeeks' Google Play account and three applications on eVeeks' iTunes account.

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Description of Business

Overview

We were incorporated in the State of Nevada on September 19, 2016. Our principal executive office is located at Calle Duarte, No. 6, Sosua, Dominican Republic, our telephone number is 829-217-2262.

Our shares of common stock are quoted on the Over-the-Counter-Bulletin-Board ("OTCBB") under the symbol "AGGG".

On May 31, 2018, in connection with a private transaction, the control block of voting stock of our company, represented by 2,985,000 shares of common stock, was transferred from Ramon Perez Conception to Greenwich Holdings Limited, resulting in a change of control of our company and the resignation of Ramon Perez Conception as President, Secretary, Treasurer and director and the appointment of Robert Qin Peng as President, Secretary, Treasurer and director of our company.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

We do not have any subsidiaries.

Previous Business

From inception until the Acquisition, we were in the business of selling used automobiles that we purchased in the United States to customers in the USA and Dominican Republic. We purchased our automobiles primarily at used car stores, private sellers, dealer-auctions and sell them to private buyers or other car dealers in the USA and Dominican Republic.

Current Business

On November 1, 2018, our company discontinued the business of selling used automobiles in the United States and Dominican Republic. Upon the change of control of our company, management began to seek a new business direction for our company. With the contribution by Robert Qin Peng of the eVeek assets, we now have a portfolio of iOS and Android applications (apps) and games (collectively the "Apps"). We will adopt different monetization strategies with each of our apps and games – some monetize using only ads, some have both ads and in-app purchases and some are paid apps. Consumers download our Apps through the Apple App Store or the Google Play Store.

Android Apps and Games

Our Android portfolio includes 6 games and 2 apps.

iOS Apps and Games

Our iPhone iOS portfolio includes 5 games and 1 app.

Our iPad iOS portfolio includes 5 games and 1 app.

We currently generate revenue from sales of our paid Apps and minimal revenue from advertisements published on certain Apps. A primary focus for us during the next 12 months is on developing new Apps and modifying existing Apps that we believe can generate increased revenue.

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Our employee devotes only 10 hours per week to our affairs and provides services to others in the business of developing, marketing and selling mobile applications. There can be no assurance that concepts for mobile applications developed by our employee will be presented to our company for consideration. With respect to any new applications developed by our employee, our company's position is that nay such applications developed while they are using the resources of our company, will be owned by our company. At this time, we do not believe that the applications our employee will develop for our company will fall within the types of applications they may develop for other companies. However, no assurance can be given that a conflict will not arise over ownership of the applications developed by our employee, or that they will not become associated with another company that develops applications similar to those of our company. In either event, our company may not have rights to the applications developed by our employee that our company believes we are entitled to own. In the event of a conflict over ownership of applications developed by our employee, our company intends to enter into discussion to resolve the conflict amicably prior to any legal rights or remedies that may be available to our company.

Competition

Management believes that the Apps have the following strengths and weaknesses, relative to the competition in the market:

Strengths and Opportunities

Unique and novel apps and reliable source codes. The market currently includes many apps which are copycat apps; our Apps however are original and novel in their category.

We believe that we can increase our revenue from the development of new apps and improving certain apps that already exist within our portfolio.

Weaknesses

Lack of marketing: Our most significant weakness is that we have never had sufficient capital to undertake any amount of marketing. If we are unable to generate proceeds from the sale of the shares offered under this offering, we will not have funds to be used in marketing to grow our business.

Android and iOS updates. So far the Apps have been updated to the latest available versions in their respective Android and iOS platforms, but future updates could break some functionalities. With each update, some of our Apps’ functionalities become unusable and we must then update our Apps to cure such broken functionalities. Typically, users of Android devices download new operating systems at slow pace and therefore it is anticipated that it will take at least 2 years for the effects to be realized.

Workability. We cannot guarantee that we can make all of our Apps will work with all versions of Android or Apple devices. Therefore, we must predict how our customer base will adopt new Android and iOS operating system versions and modify our Apps to work with the highest percentage of our customers’ devices.

Target Market

We are focused on operating through the Apple App Store and the Google Play Store.

Sales & Marketing

Pricing Strategy

We primarily offer free Apps. We have currently have one paid App which is priced at $2.99. This price is seen as optimal for the current type of App. However, changes in the market happen quickly and this pricing could become obsolete or a detriment to our growth.

Marketing Strategy

Of the majority of the Apps we will develop, we intend to offer a free basic version to advertise for a paid premium version of the same App. We believe that free Apps will create the most opportunities for downloads of our Apps.

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We will study analytics related to number of downloads of our Apps, daily rankings of our Apps in the Apple App Store and Amazon App Store, how often users use the Apps after purchasing, and sales of Apps. We will use the analytics to make changes to our Apps in an effort to increase sales of the Apps.

We also intend to utilize Facebook, Twitter, and YouTube in an effort to build a customer base for our Apps.

Legal Proceedings

From time to time, we may become involved in litigation relating to claims arising out of our operations in the normal course of business. We are not involved in any pending legal proceeding or litigation and, to the best of our knowledge, no governmental authority is contemplating any proceeding to which we are a party and which would reasonably be likely to have a material adverse effect on our company. To date, our company has never been involved in litigation, as either a party or a witness, nor has our company been involved in any legal proceedings commenced by any regulatory agency against our company.

Emerging Growth Company Status

We are an emerging growth company under the JOBS Act. We shall continue to be deemed an emerging growth company until the earliest of:

1.

The last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

2.

The last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective IPO registration statement;

3.	The date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non- convertible debt; or

4.	The date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b-2 of title 46, Code of Federal Regulations, or any successor thereto.

As an emerging growth company we are exempt from Section 404(b) of Sarbanes Oxley. Section 404(a) requires issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures. Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment and the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company we are also exempt from Section 14A (a) and (b) of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes. These exemptions are also available to us as a Smaller Reporting Company.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the Jobs Act, that allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

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Risk Factors

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with the other information contained in this current report, including our financial statements and the related notes attached as exhibits, before making any decision to invest in shares of our common stock. If any of the events contemplated by the following discussion of risks should occur, our business, results of operations and financial condition could suffer significantly. As a result, you could lose some or all of your investment in our common stock.

Risks Related to our Business

Our ability to operate as a going concern is in doubt

The audit opinion and notes that accompany our financial statements for the year ended January 31, 2018, disclose a 'going concern' qualification to our ability to continue in business. The accompany statements have been prepared under the assumption that we will continue as a going concern. We have incurred losses since our inception. We do not have sufficient cash to fund normal operations and meet debt obligations for the next 12 months without deferring payment on certain current liabilities and raising additional funds.

We currently are not profitable and our ability to continue as a going concern is dependent upon our ability to raise capital to fund our future operations and working capital requirements or our ability to make positive progress in executing our business plan. Our plans for mitigating the going concern qualification include financing our future operations through sales of our common stock and/or debt and the eventual profitable operations of our business. The uncertainty of our achievement of these factors raises substantial doubt about our ability to continue as a going concern.

If we are unable to maintain a good relationship with Apple and Google, our business will suffer.

The Apple App Store and the Google Play Store are our primary distribution, marketing, promotion and payment platform for our Apps. We expect to generate substantially all of our revenue through those platforms for the foreseeable future. Any deterioration in our relationship with Apple or Google would harm our business and adversely affect the value of our stock.

We are subject to Apple’s and Google’s standard terms and conditions for application developers, which govern the promotion, distribution and operation of games and other applications on their platform.

Our business would be harmed if:

•	Apple or Google discontinues or limits access to its platform by us and other app developers;
•	Apple or Google removes one of our revenue-producing Apps from their store;
•	Apple or Google modifies its terms of service or other policies, including fees charged to, or other restrictions on, us or other application developers, or change how the personal information of its users is made available to application developers on the their platform or shared by users from Apple's and Google’s strong brand recognition and large user base.

If Apple or Google lose their market position or otherwise fall out of favor with Internet users, we would need to identify alternative channels for marketing, promoting and distributing our Apps, which would consume substantial resources and may not be effective. In addition, Apple and Google have broad discretion to change their terms of service and other policies with respect to us and other developers, and those changes may be unfavorable to us.

We operate in a new and rapidly changing industry, which makes it difficult to evaluate our business and prospects.

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Mobile apps, from which we expect to derive all of our revenue, is a new and rapidly evolving industry. The growth of the mobile app industry and the level of demand and market acceptance of our Apps are subject to a high degree of uncertainty. Our future operating results will depend on numerous factors affecting the mobile app industry, many of which are beyond our control, including:

•	changes in consumer demographics and public tastes and preferences;
•	the availability and popularity of other forms of entertainment;
•	the worldwide growth of personal computer, broadband internet and mobile device users, and the rate of any such growth; and
•	general economic conditions, particularly economic conditions adversely affecting discretionary consumer spending.

Our ability to plan for app development, distribution and promotional activities will be significantly affected by our ability to anticipate and adapt to relatively rapid changes in the tastes and preferences of our current and potential users. New and different types of entertainment may increase in popularity at the expense of mobile apps. A decline in the popularity of apps in general, or our Apps in particular, would harm our business and prospects.

We have a new business model and a short operating history, which makes it difficult to evaluate our prospects and future financial results and may increase the risk that we will not be successful.

We have a short operating history and a new business model, which makes it difficult to effectively assess our future prospects.

Our growth depends on our ability to consistently launch new apps that achieve significant popularity. Each of our Apps requires significant engineering, marketing and other resources to develop, launch and sustain via regular upgrades. Our ability to successfully launch, sustain and expand apps and attract and retain a user-base largely will depend on our ability to:

•	anticipate and effectively respond to changing app interests and preferences;
•	anticipate or respond to changes in the competitive landscape;
•	anticipate or respond to changes in the competitive landscape;
•	effectively market new apps and enhancements to our existing users and new users;
•	minimize launch delays and cost overruns on new apps; and
•	minimize downtime and other technical difficulties.

If our Apps do not maintain their popularity, our results of operations could be harmed.

In addition to creating new apps that are attractive to a significant number of users, we must extend the life of our existing Apps, in particular our most successful Apps. For an App to remain popular, we must constantly enhance, expand or upgrade it with new features users find useful. Such constant enhancement requires the investment of significant resources, particularly with older Apps, and such costs on average have increased. We may not be able to successfully enhance, expand or upgrade our current Apps.

Our Apps target a specific market, and may be negatively impacted by updates to the Android or iOS platform and unfavorable reviews, which could harm our business and results of operations.

Because our Apps are very specific on what they can do there is potential for them to be serving too narrow of a market. Another risk posed to our Apps are updates to the Android and iOS platforms, which could render some of our Apps or their features obsolete. In addition, negative reviews or ratings by app users could lower the number of downloads of our Apps. Each of the foregoing could harm our business and results of operations.

Any failure or significant interruption in our network could impact our operations and harm our business.

Our technology infrastructure is critical to the performance of our Apps and to user satisfaction. Our Apps run on a complex distributed system, or what is commonly known as cloud computing. This system is operated by third parties that we do not control and which would require significant time to replace. We expect this dependence on third parties to continue.

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Security breaches, computer viruses and computer hacking attacks could harm our business and results of operations.

Security breaches, computer malware and computer hacking attacks have become more prevalent in our industry, and may occur on our systems in the future. Any security breach caused by hacking, which involves efforts to gain unauthorized access to information or systems, or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment, and the inadvertent transmission of computer viruses could harm our business, financial condition and operating results.

We face significant competition, there are low barriers to entry in the search engine optimization industry, and competition is intense.

The search engine optimization industry is highly competitive, and we expect more competitors to emerge. We face competition from a number of competitors who offer search engine optimization software. Some of these current, emerging and potential competitors have significant resources for developing or acquiring additional software solutions, and have a more diversified set of revenue sources than we do and may be less severely affected by changes in consumer preferences, regulations or other developments that may impact the search engine optimization. Increased competition could result in loss of existing customers or reduce our ability to acquire new customers, both of which could harm our business.

There are low barriers to entry in the app industry, and competition is intense.

The app industry is highly competitive, with low barriers to entry and we expect more companies to enter the sector and a wider range of apps to be introduced. In addition, we have limited experience in developing apps for mobile and other platforms and our ability to succeed on those platforms is uncertain. As we continue to devote resources to developing apps for those platforms, we will face significant competition from established companies and new-comers. Some of these current, emerging and potential competitors have significant resources for developing apps, and have a more diversified set of revenue sources than we do and may be less severely affected by changes in consumer preferences, regulations or other developments that may impact the market for mobile apps. Increased competition could result in loss of existing users or reduce our ability to acquire new users, both of which could harm our business.

We may in the future be, subject to intellectual property disputes, which are costly to defend and could require us to pay significant damages and could limit our ability to use certain technologies in the future.

We may face allegations that we have infringed the trademarks, copyrights, patents and other intellectual property rights of third parties, including from our competitors, non-practicing entities and former employers of our personnel. Patent and other intellectual property litigation may be protracted and expensive, and the results are difficult to predict. As the result of any court judgment or settlement we may be obligated to cancel the launch of a new App, stop offering an App or certain features of an App, pay royalties or significant settlement costs, purchase licenses or modify our Apps and features while we develop substitutes.

Failure to protect or enforce our intellectual property rights or the costs involved in such enforcement could harm our business and operating results.

We regard the protection of our trade secrets, copyrights, and other intellectual property rights as critical to our success and we rely on trade secret protection and copyright law to protect our proprietary rights. However, trade secret protection and copyright law may not prevent the misappropriation of our proprietary information or deter independent development of similar technologies by others. Further, in some instances we may be required to obtain licenses to intellectual property in lieu of ownership. Such licenses may be limited in scope and require us to renegotiate on a frequent basis for additional use rights. Moreover, to the extent we only have a license to any intellectual property used in our software, there may be no guarantee of continued access to such intellectual property, including on commercially reasonable terms.

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We could be required to cease certain activities and/or incur substantial costs as a result of any claim of infringement of another party’s intellectual property rights.

Some of our competitors may own technology patents, copyrights, trademarks, trade secrets and website content, which they may use to assert claims against us. In recent years, there has been significant litigation involving patents and other intellectual property rights. Companies in the Internet and technology industries are increasingly bringing and becoming subject to suits alleging infringement of proprietary rights. As we face increasing competition and as litigation becomes a more common way to resolve disputes, we face a higher risk of being the subject of intellectual property infringement claims. We cannot assure you that we will not become subject to claims that we have misappropriated or misused other parties’ intellectual property rights. If we are sued by a third party that claims that our technology infringes its rights, the litigation (with or without merit) could be expensive and could divert our management resources.

The results of any intellectual property litigation to which we might become a party may require us to do one or more of the following:

•	cease making, selling, offering for sale or using technologies that incorporate the challenged intellectual property;
•	make substantial payments for legal fees, settlement payments or other costs or damages;
•	obtain a license, which may not be available on reasonable terms, to sell or use the relevant technology; or
•	redesign technology to avoid infringement.

If we are required to make substantial payments or undertake any of the other actions noted above as a result of any intellectual property infringement claims against us, such payments or costs could have a material adverse effect upon our business and financial results.

Programming errors or flaws in our Apps could harm our reputation or decrease market acceptance of our Apps, which would harm our operating results.

Our Apps may contain errors, bugs, flaws or corrupted data, and these defects may only become apparent after their launch, particularly as we launch new Apps and rapidly release new features to existing Apps under tight time constraints. Further, if we utilize application developers in India and/or China, we believe there is an increased likelihood that our Apps may contain errors, bugs, flaws or corrupted data. We believe that if our users have a negative experience with our Apps, they may be less inclined to continue or resume using them or recommend our Apps to other potential users. Undetected programming errors, App defects and data corruption can disrupt our operations, adversely affect the experience of our users.

Our business is subject to a variety of other U.S. and foreign laws, many of which are unsettled and still developing and which could subject us to claims or otherwise harm our business.

We are subject to a variety of laws in the United States and abroad, including laws regarding consumer protection, intellectual property, export and national security, that are continuously evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, particularly laws outside the United States. For example, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, including actions based on invasion of privacy and other torts, unfair competition, copyright and trademark infringement, and other theories based on the nature and content of the materials searched, the ads posted or the content provided by users.

If we are not able to comply with these laws or regulations or if we become liable under these laws or regulations, we could be directly harmed, and we may be forced to implement new measures to reduce our exposure to this liability. This may require us to expend substantial resources or to modify our Apps, which would harm our business, financial condition and results of operations. In addition, the increased attention focused upon liability issues as a result of lawsuits and legislative proposals could harm our reputation or otherwise impact the growth of our business. Any costs incurred as a result of this potential liability could harm our business and operating results.

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If we fail to keep up with technological developments and evolving user expectations, we may fail to maintain or attract customers or generate revenues, and our business and operating results may be materially and adversely affected.

We operate in a market characterized by rapidly changing technologies, evolving industry standards, new product and service announcements, new generations of product enhancements and changing user expectations. Accordingly, our performance and the ability to further monetize our Apps will depend on our ability to adapt to these rapidly changing technologies and industry standards, and our ability to continually innovate in response to both evolving demands of the marketplace and competitive products. There may be occasions when we may not be as responsive as our competitors in adapting our existing software to changing industry standards and the needs of our users.

We intend to devote resources aimed at developing new software applications and enhancing our existing software. We may not be able to effectively integrate new software applications or enhance our existing software on a timely basis or at all, which may decrease user satisfaction with our services. Such new software applications or enhancements to our existing software, even if developed or integrated, may not function as expected or may be unable to attract and retain a substantial number of users to use our products. Our failure to keep pace with rapid technological changes and evolving user expectations may cause us to fail to retain or attract users or generate revenues, and could have a material and adverse effect on our business and operating results.

We may not attain profitability in the future.

We expect to make significant investments in growing our business and significantly increase our use of independent contractors, which could further reduce our ability to attain profitability. In addition, as a public company, we will incur significant accounting, legal and other expenses that we did not incur as a private company. As a result of these increased expenditures, our ability to become profitable in the future could become more difficult. In future periods, our revenue could decline or grow more slowly than we expect. We also may incur significant losses in the future for a number of reasons, including due to the other risks described in this prospectus, and we may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors. Accordingly, we may not be able to attain profitability, and we may continue to incur losses in the future.

We may experience fluctuations in our quarterly operating results due to a number of factors, which make our future results difficult to predict.

Our revenue and other operating results could vary significantly from quarter to quarter due to a variety of factors, many of which are outside our control. In addition, we may not be able to accurately predict our future revenue or results of operations. We base our current and future expense levels on our internal operating plans and forecasts, and some of our operating costs are to a large extent fixed in the near term. As a result, we may not be able to reduce our costs quickly enough to compensate for an unexpected shortfall in revenue, and even a small shortfall in revenue could adversely affect financial results for that quarter.

Our employee is only part-time and the loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm our business.

We currently depend on the continued services and performance of one part-time employee. The loss of our employee could disrupt our current Apps, delay new app development, and decrease user retention, which would have an adverse effect on our business. In addition, as our employee is only part time and is required to only devote ten (10) hours per week to our affairs, it may have a negative impact on our business and planned operations. Further, we cannot any employee from terminating their employment with us at any time.

As we grow, we cannot guarantee we will be able to attract the personnel we need to maintain our competitive position. If we do not succeed in attracting, hiring and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively.

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We will need to continue to expand and enhance our network infrastructure to accommodate the growth of our business.

We rely on our internal network infrastructure to manage our operations and to provide us with the data we need to analyze the performance of our business and to report our operational and financial performance accurately. We plan to invest in expanding and enhancing our network systems which could involve additional purchases of computer hardware and software as well as the hiring of additional operations personnel. We may not be able to successfully install and implement any new computer hardware and software needed to enhance our operational systems and we may not be able to attract a sufficient number of additional qualified operations personnel. If we are unable to successfully expand and enhance our network infrastructure and operational systems, or experience difficulties in implementing such systems, our business could be harmed.

Catastrophic events may disrupt our business.

Our systems and operations are vulnerable to damage or interruption from fires, floods, power losses, telecommunications failures, cyber attacks, terrorist attacks, acts of war, human errors, break-ins and similar events. Additionally, we rely on our network, data centers and third-party infrastructure and enterprise applications, internal technology systems and our website for our development, marketing and operational support activities. In the event of a catastrophic event, we may be unable to continue our operations and may endure system interruptions, reputational harm, delays in our software development, lengthy interruptions in our services, breaches of data security and loss of critical data, all of which could have an adverse effect on our future operating results.

Security breaches could harm our business.

Security breaches have become more prevalent in the technology industry. We believe that we take reasonable steps to protect the security, integrity and confidentiality of the information we collect, use, store and disclose, but there is no guarantee that inadvertent (e.g., software bugs or other technical malfunctions, employee error or malfeasance, or other factors) or unauthorized data access or use will not occur despite our efforts. Although we have not experienced any material security breaches to date, we have in the past experienced and we may in the future experience attempts to disable our systems or to breach the security of our systems. Techniques used to obtain unauthorized access to personal information, confidential information and/or the systems on which such information are stored and/or to sabotage systems change frequently and generally are not recognized until launched against a target. As a result, we may be unable to anticipate these techniques or to implement adequate preventative measures.

If an actual or perceived security breach occurs, the market perception of our security measures could be harmed and we could lose sales and users and/or suffer other negative consequences to our business. A security breach could adversely affect the user experience and cause the loss or corruption of data, which could harm our business, financial condition and operating results. Any failure to maintain the security of our infrastructure could result in loss of personal information and/or other confidential information, damage to our reputation and user relationships, early termination of our contracts and other business losses, indemnification of our users, financial penalties, litigation, regulatory investigations and other significant liabilities. In the event of a major third-party security incident, we may incur losses in excess of their insurance coverage. Further, we do not have insurance currently, and certain incidents that we can experience may not be covered by any insurance that we may carry in the future.

If we fail to maintain our brand or further develop widespread brand awareness cost-effectively, our business may suffer.

We believe that developing and maintaining widespread awareness of our brand in a cost-effective manner is critical to achieving widespread acceptance of our Apps and attracting new users. Brand promotion activities may not generate consumer awareness or increase revenue, and even if they do, any increase in revenue may not offset the expenses we incur in building our brand. In addition, our brand can be harmed if we experience adverse publicity for our Apps for any reason, including due to “bugs,” outages, security breaches or violations of laws. If we fail to successfully promote and maintain our brand, or incur substantial expenses, we may fail to attract or retain user necessary to realize a sufficient return on our brand-building efforts, or to achieve the widespread brand awareness that is critical for broad user adoption of our Apps.

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We may need to raise additional funds in the future to achieve our current business strategy and our inability to obtain funding will cause our business to fail.

We may need to raise additional funds through public or private debt or equity sales in order to fund our future operations and fulfill our business plan in the future. These financings may not be available when needed. Even if these financings are available, they may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing could have an adverse effect on our ability to implement our current business plan and develop our properties and products, and as a result, could require us to diminish or suspend our operations and possibly cease our existence.

Risks Related to the Acquisition and Ownership of Our Common Stock

There is not now, and there may never be, an active, liquid and orderly trading market for our common stock, which may make it difficult for you to sell your shares of our common stock.

Our common stock is eligible for quotation on OTC Markets, OTCPink (Current Information) tier of OTC Markets Group Inc., an over-the-counter quotation system, and there is not now, nor has there been since our inception, any significant trading activity in our common stock or a market for shares of our common stock, and an active trading market for our shares may never develop or be sustained. As a result, investors in our common stock must bear the economic risk of holding those shares for an indefinite period of time. We do not now, and may not in the future, meet the initial listing standards of any national securities exchange, and we presently anticipate that our common stock will be quoted on the OTC Markets in the OTCPink (Current Information) tier or another over-the-counter quotation system in the foreseeable future. In those venues, our stockholders may find it difficult to obtain accurate quotations as to the market value of their shares of our common stock, and may find few buyers to purchase their stock and few market makers to support its price. As a result of these and other factors, you may be unable to resell your shares of our common stock at or above the price for which you purchased them, at or near quoted bid prices, or at all. Further, an inactive market may also impair our ability to raise capital by selling additional equity in the future, and may impair our ability to enter into strategic partnerships or acquire companies or products by using shares of our common stock as consideration.

Our share price is expected to be volatile and may be influenced by numerous factors, some of which are beyond our control.

Market prices for shares of mobile application companies such as ours are often volatile, and the trading price of our common stock is therefore likely to be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control. In addition to the factors discussed in this “Risk Factors” section and elsewhere in this report, these factors include:

•	changes in consumer demographics and public tastes and preferences;
•	the availability and popularity of other forms of entertainment;
•	the worldwide growth of personal computer, broadband internet and mobile device users, and the rate of any such growth; and
•	general economic conditions, particularly economic conditions adversely affecting discretionary consumer spending.
•	our ability to maintain an adequate rate of growth and manage such growth;
•	issuances of debt or equity securities;
•	sales of our common stock by us or our stockholders in the future, or the perception that such sales could occur;
•	trading volume of our common stock;
•	ineffectiveness of our internal control over financial reporting or disclosure controls and procedures;
•	general political and economic conditions;
•	effects of natural or man-made catastrophic events; and
•	other events or factors, many of which are beyond our control.

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In addition, the stock market in general, and the stocks of small-cap biotechnology companies in particular, have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of these companies. Broad market and industry factors may negatively affect the market price of our common stock, regardless of our actual operating performance. In addition other biotechnology companies or our competitors’ programs could have positive or negative results that impact their stock prices and their results or stock fluctuations could have a positive or negative impact on our stock price regardless of whether such impact is direct or not. The realization of any of the above risks or any of a broad range of other risks, including those described in these “Risk Factors,” could have a dramatic and material adverse impact on the market price of our common stock.

Our common stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

Rule 15g-9 under the Exchange Act establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person’s account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (i) obtain financial information and investment experience objectives of the person and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) confirms that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our common stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker or dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our stock.

The Financial Industry Regulatory Authority, or FINRA, has adopted rules requiring that, in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative or low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA has indicated its belief that there is a high probability that speculative or low-priced securities will not be suitable for at least some customers. If these FINRA requirements are applicable to us or our securities, they may make it more difficult for broker-dealers to recommend that at least some of their customers buy our common stock, which may limit the ability of our stockholders to buy and sell our common stock and could have an adverse effect on the market for and price of our common stock.

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If securities or industry analysts do not publish, or cease publishing, research or publish inaccurate or unfavorable research about our business or our market, or if they change their recommendations regarding our stock adversely, our stock price and any trading volume could decline.

Any trading market for our common stock that may develop will depend in part on the research and reports that securities or industry analysts publish about us or our business, markets or competitors. Securities and industry analysts do not currently, and may never, publish research on us or our business. If no securities or industry analysts commence coverage of our company, the trading price for our stock would be negatively affected. If securities or industry analysts initiate coverage, and one or more of those analysts downgrade our stock or publish inaccurate or unfavorable research about our business or our market, our stock price would likely decline. If one or more of these analysts cease coverage of our company or fail to publish reports on us regularly, demand for our stock could decrease, which might cause our stock price and any trading volume to decline.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

We are required to comply with Section 404 of the Sarbanes-Oxley Act. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls. Our management team and Board of Directors will need to devote significant efforts to maintaining adequate and effective disclosure controls and procedures and internal control over financial reporting in order to comply with applicable regulations, which may include hiring additional legal, financial reporting and other finance and accounting staff. Additionally, any of our efforts to improve our internal controls and design, implement and maintain an adequate system of disclosure controls may not be successful and will require that we expend significant cash and other resources.

Under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, issuers that qualify as “emerging growth companies” under the JOBS Act will not be required to provide an auditor’s attestation report on internal controls for so long as the issuer qualifies as an emerging growth company. We currently qualify as an emerging growth company under the JOBS Act, and we may choose not to provide an auditor’s attestation report on internal controls. However, if we cannot favorably assess the effectiveness of our internal control over financial reporting, or if we require an attestation report from our independent registered public accounting firm in the future and that firm is unable to provide an unqualified attestation report on the effectiveness of our internal controls over financial reporting, investor confidence and, in turn, our stock price could be materially adversely affected.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business. We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

We do not have sufficient accounting and supervisory personnel with the appropriate level of technical accounting experience and training necessary or adequate accounting policies, processes and procedures, particularly in the areas of revenue recognition, equity related transactions and other complex, judgmental areas for U.S. GAAP financial reporting and SEC reporting purposes and consequently, we must rely on third party consultants. These deficiencies represent a material weakness (as defined under the Exchange Act) in our internal control over financial reporting in both design and operation. We may identify additional material weaknesses in the future. Under the Exchange Act, a material weakness is defined as a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis by the company’s internal controls. We are currently developing a plan to design, review, implement and refine internal control over financial reporting. However, we may identify deficiencies and weaknesses or fail to remediate previously identified deficiencies in our internal controls. If material weaknesses or deficiencies in our internal controls exist and go undetected or unremediated, our financial statements could contain material misstatements that, when discovered in the future, could cause us to fail to meet our future reporting obligations and cause the price of our common stock to decline.

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We are not subject to compliance with rules requiring the adoption of certain corporate governance measures and as a result our stockholders have limited protections against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act, as well as rule changes enacted by the SEC, the New York Stock Exchange and the NASDAQ Stock Market as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities which are listed on those exchanges. Because we are not presently required to comply with many of the corporate governance provisions we have not yet adopted these measures. As a result, we do not yet have an audit or compensation committee. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest and similar matters.

We do not have a class of our securities registered under Section 12 of the Exchange Act. Until we do or we become subject to Section 15(d) of the Exchange Act, we will be a “voluntary filer.”

We are not currently required under Section 13 or Section 15(d) of the Exchange Act to file periodic reports with the SEC. We have in the past voluntarily elected to file some or all of these reports to ensure that sufficient information about us and our operations is publicly available to our stockholders and potential investors. Because we are a voluntary filer, we are considered a non-reporting issuer under the Exchange Act. Until we become subject to the reporting rules under the Exchange Act, we are not required to file annual, quarterly or current reports and could cease doing so at any time. Additionally, until we register a class of our securities under Section 12 of the Exchange Act, we are not subject to the SEC’s proxy rules, and large holders of our capital stock will not be subject to beneficial ownership reporting requirements under Sections 13 or 16 of the Exchange Act and their related rules. As a result, our stockholders and potential investors may not have available to them as much or as robust information as they may have if and when we become subject to those requirements.

Our principal stockholders own a significant percentage of our stock and will be able to exert significant control over matters subject to stockholder approval.

Certain of our principal stockholders own a significant percentage of our outstanding capital stock. As of the date of this report, our holders of 5% or more of our capital stock and their respective affiliates beneficially own approximately 70% of our outstanding voting stock (which includes shares they have the right to acquire within 60 days), after giving effect to the Acquisition. Accordingly, our large stockholders have significant influence over our affairs due to their substantial ownership, and have substantial voting power to approve matters requiring the approval of our stockholders. For example, these stockholders may be able to control elections of directors, amendments of our organizational documents, or approval of any merger, sale of assets, or other major corporate transaction. This concentration of ownership may prevent or discourage unsolicited acquisition proposals or offers for our common stock that some of our stockholders may believe is in their best interest.

If we issue additional shares of our capital stock in the future, our existing stockholders will be diluted.

Our Articles of Incorporation authorizes the issuance of up to 75,000,000 shares of our common. Possible business and financial uses for our authorized capital stock include, without limitation, equity financing, future stock splits, acquiring other companies, businesses or products in exchange for shares of our capital stock, issuing shares of our capital stock to partners or other collaborators in connection with strategic alliances, attracting and retaining employees by the issuance of additional securities under our equity compensation plan, or other transactions and corporate purposes that our Board of Directors deems are in the interests of our company. Additionally, issuances of shares of our capital stock could have the effect of delaying or preventing changes in control or our management. Any future issuances of shares of our capital stock may not be made on favorable terms or at all, they may have rights, preferences and privileges that are superior to those of our common stock, and may have an adverse effect on our business or the trading price of our common stock. The issuance of any additional shares of our common stock will reduce the book value per share and may contribute to a reduction in the market price of the outstanding shares of our common stock. Additionally, any such issuance will reduce the proportionate ownership and voting power of all of our current stockholders.

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Sales of a substantial number of shares of our common stock in the public market, or the perception that such sales could occur, could cause our stock price to fall.

If our existing stockholders sell, or indicate an intention to sell, substantial amounts of our common stock in the public market after the legal restrictions on resale discussed in this report lapse or after those shares become registered for resale pursuant to an effective registration statement, the trading price of our common stock could decline. As of the date of this current report, a total of 4,290,000 shares of our common stock are outstanding. Of those shares, only approximately 1,305,000 are currently freely tradable, without restriction, in the public market. If we were to elect to file a registration statement with respect to outstanding shares of our common stock, those shares that become registered would be freely tradable without restriction, except for shares held by our affiliates, and any sales of those shares or any perception in the market that such sales may occur could cause the trading price of our common stock to decline.

In addition, shares of common stock that are either subject to outstanding options or reserved for future issuance under our equity incentive plan will become eligible for sale in the public market to the extent permitted by the provisions of various vesting schedules, Rule 144 under the Securities Act, and any future registration of such shares under the Securities Act. If these additional shares of common stock are sold, or if it is perceived that they will be sold, in the public market, the trading price of our common stock could decline.

The elimination of personal liability of our directors and officers under Nevada law and the existence of indemnification rights held by our directors, officers and employees may result in substantial expenses.

Our Bylaws eliminate to the furthest extent permitted under Nevada law the personal liability of our directors and officers to us, our stockholders and creditors for damages as a result of any act or failure to act in his or her capacity as a director or officer. Further, our Bylaws provide that we are obligated to indemnify, subject to certain exceptions, each of our directors or officers to the fullest extent authorized by Nevada law and, subject to certain conditions, to advance the expenses incurred by any director or officer in defending any action, suit or proceeding prior to its final disposition. Those indemnification obligations could expose us to substantial expenditures to cover the cost of settlement or damage awards against our directors or officers, which we may be unable to afford. Further, those provisions and resulting costs may discourage us or our stockholders from bringing a lawsuit against any of our current or former directors or officers for such damages, even if such actions might otherwise benefit our stockholders.

We do not intend to pay cash dividends on our capital stock in the foreseeable future.

We have never declared or paid any cash dividends on our common stock and do not anticipate paying any dividends in the foreseeable future. We currently intend to retain all future earnings to fund the development and growth of our business. Any future payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend on, among other things, our earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the Board of Directors deems relevant. Our stockholders should not expect that we will ever pay cash or other dividends on our outstanding capital stock.

We are an emerging growth company and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an emerging growth company under the JOBS Act. For as long as we continue to be an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies including, but not limited to, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, exemptions from the requirements of holding a nonbinding advisory stockholder vote on executive compensation and any golden parachute payments not previously approved, exemption from the requirement of auditor attestation in the assessment of our internal control over financial reporting and exemption from any requirement that may be adopted by the Public Company Accounting Oversight Board. If we do, the information that we provide stockholders may be different than what is available with respect to other public companies. We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

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Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected to take advantage of this extended transition period. Since we will not be required to comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies, our financial statements may not be comparable to the financial statements of companies that comply with the effective dates of those accounting standards.

We will remain an emerging growth company until the earliest of (1) the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second fiscal quarter, (2) the end of the fiscal year in which we have total annual gross revenues of $1 billion or more during such fiscal year, (3) the date on which we issue more than $1 billion in non-convertible debt in a three-year period or (4) January 31, 2023, the end of the fiscal year following the fifth anniversary of the date of the first sale of our common stock pursuant to an effective registration statement filed under the Securities Act. Decreased disclosures in our SEC filings due to our status as an “emerging growth company” may make it harder for investors to analyze our results of operations and financial prospects.

We are a smaller reporting company, and we cannot be certain if the reduced disclosure requirements applicable to smaller reporting companies will make our common stock less attractive to investors.

We are currently a “smaller reporting company”, meaning that we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a smaller reporting company and have a public float of less than $75 million and annual revenues of less than $50 million during the most recently completed fiscal year. In the event that we are still considered a “smaller reporting company,” at such time we cease being an “emerging growth company”, we will be required to provide additional disclosure in our SEC filings. However, similar to “emerging growth companies”, “smaller reporting companies” are able to provide simplified executive compensation disclosures in their filings; are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that independent registered public accounting firms provide an attestation report on the effectiveness of internal control over financial reporting; and have certain other decreased disclosure obligations in their SEC filings, including, among other things, only being required to provide two years of audited financial statements in annual reports and in a registration statement under the Exchange Act on Form 10. Decreased disclosures in our SEC filings due to our status as a “smaller reporting company” may make it harder for investors to analyze our results of operations and financial prospects.

Description of Property

Our principal executive office is located at Calle Duarte, No. 6, Sosua, Dominican Republic, our telephone number is 829-217-2262.

Employees

We currently have one part-time employee. Our employee is only part time and is required to only devote ten (10) hours per week to our affairs, it may have a negative impact on our business and planned operations. Further, we cannot any employee from terminating their employment with us at any time

Financial Information

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

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As the result of the change in business and operations of the Company, a discussion of the past, pre-acquisition financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of eVeek’s assets as acquired by Antilia Group, Corp.

The following discussion highlights eVeek’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on eVeek’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Going Concern

Our ability to continue as a going concern is dependent upon our generating operating cash flow and raising capital sufficient to fund operations. We have discussed our strategy and plans relating to these matters elsewhere in this Current Report although the consolidated financial statements included herein do not include any adjustments that might result from the outcome of these uncertainties.

Results of Operations

Comparison for the nine months ended September 30, 2018 for the operations of eVeek.

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2018	2017	2018	2017

REVENUE	$3,039	$6,247	$11,745	$22,805

OPERATING EXPENSES
General and administrative costs	694	-	754	439
Total Operating Expenses	694	-	754	439

INCOME FROM OPERATIONS	2,345	6,247	10,991	22,366

INCOME BEFORE INCOME TAXES	2,345	6,247	10,991	22,366
Provision for income taxes	-	-	-	-

NET INCOME	$2,345	$6,247	$10,991	$22,366

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REVENUE

During the nine months ended September 30, 2018, we generated $11,745 in revenue, compared to $22,805 for the nine months ended September 30, 2017. The decrease in revenues was due to a decrease in customer demand for online mobile apps.

During the three months ended September 30, 2018, we generated $3,039 in revenue, compared to $6,247 for the three months ended September 30, 2017. The decrease in revenues was due to a decrease in customer demand for online mobile apps.

OPERATING EXPENSES

During the nine months ended September 30, 2018, we incurred $754 in general and administrative costs, compared to $439 incurred during the nine months ended September 30, 2017. The increase was due to general maintenance costs.

During the three months ended September 30, 2018, we incurred $694 in general and administrative costs, compared to $0 incurred during the nine months ended September 30, 2017. The increase was due to general maintenance costs.

Financial Condition, Liquidity and Capital Resources

As of September 30, 2018, we had cash on hand of $0. We will need to raise additional capital as revenue from operations are not expected to be able to support the cash required to fully execute our business plan.

Off Balance Sheet Arrangements

The Company has no off balance sheet arrangements.

Effect of Inflation and Changing Prices

We do not believe that inflation or changing prices have had a material effect on our business, results of operations or financial condition during the past two years.

Critical Accounting Policies

Critical accounting policies are those that require application of our management’s most difficult, subjective or complex judgments often as a need to make estimates about the effects of matters that are inherently uncertain and may change in subsequent periods. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. The most significant estimates in our financial statements are discussed below. Actual results could vary from those estimates.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments. We do not currently have any accounting estimates.

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Financial Instruments

The Company follows ASC 820, "Fair Value Measurements and Disclosures", which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 606,"Revenue from Contracts with Customers."

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

Revenue related to multi-media downloads is recognized when the above criteria are met.

Recent Accounting Pronouncements

In May 2014 and again in August 2015, the Financial Accounting Standards Board issued amended accounting guidance on revenue recognition that will be applied to all contracts with customers. The objective of the new guidance is to improve comparability of revenue recognition practices across entities and to provide more useful information to users of financial statements through improved disclosure requirements. This guidance is effective for annual and interim periods beginning in 2019. Early adoption is permitted, but only beginning in 2018. The Company is currently assessing the impact of adoption on its financial statements.

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not required.

INTEREST RATE

Interest rates are generally controlled. We may need to increase our reliance on bank financing or other debt instruments in the future in which case fluctuations in interest rates could have a negative impact on our results of operations.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 3, 2018, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Greenwich Holdings Limited (2) Global Gateway 8 Rue la de Perte Providence Mahe Seychelles	2,985,000 Common Shares	69.58%
Directors and Executive Officers as a Group	2,985,000 Common Shares	69.58%

____________

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 3, 2018. As of December 3, 2018 there were 4,290,000 shares of our company’s common stock issued and outstanding.

(2)	Greenwich Holdings Limited is a company over which Robert Qin Peng, our sole officer and directors, holds sole voting and dispositive power.

Changes in Control

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws the operation of which may at a subsequent date result in a change of control of our company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our company.

Directors and Executive Officers

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All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Robert Qin Peng	President, Secretary, Treasurer and Director	33	May 31, 2018

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Robert Qin Peng – President, Secretary, Treasurer and Director

Robert Qin Peng was an Assistant Vice President of Portfolio Management Finance at Guangxi Jianghong Investment Co., Ltd., where he was responsible for financial and investor reporting as well as tax and accounting review of lower and upper tier projections. He has over 15 years of experience in accountancy, investment banking and finance, having served as accounting manager at Guangxi Finance Investment Group Beibuwan Insurance from 2010 to 2015 and an Accountant at Guangxi Taichang Automobile Insurance Sales from 2007 to 2010. He graduated from the Guangxi University of Finance and Economics with a Masters in Finance in 2010 and was awarded a Bachelor of Science in Accountancy at the Guangxi University of Economics in 2005.

Employment Agreements

We have no formal employment agreements with any of our directors or officers.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority

Code of Ethics

We have not yet adopted a Code of Ethics.

Board and Committee Meetings

Our board of directors held no formal meetings during the year ended May 31, 2018. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Colorado Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Nomination Process

As of January 31, 2018, we did not effect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors. Our board of directors does not have a policy with regards to the consideration of any director candidates recommended by our shareholders. Our board of directors has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when the board considers a nominee for a position on our board of directors. If shareholders wish to recommend candidates directly to our board, they may do so by sending communications to the president of our company at the address on the cover of this annual report.

Audit Committee

Currently our audit committee consists of our entire board of directors. We do not have a standing audit committee as we currently have limited working capital and minimal revenues. Should we be able to raise sufficient funding to execute our business plan, we will form an audit, compensation committee and other applicable committees utilizing our directors’ expertise.

Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors. We do not currently have a director who is qualified to act as the head of the audit committee.

Executive Compensation

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended January 31, 2018 and 2017; and

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(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended January 31, 2018 and 2017, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Robert Qin Peng(1) President, Secretary, Treasurer and Director	2018 2017	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A
Ramon Perez Conception(2) Former President, Secretary, Treasurer and Director	2018 2017	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

_________

(1)	Mr. Peng was appointed president, secretary, treasurer and director of our company on May 31, 2018.
(2)	Mr. Perez resigned as president, secretary, treasurer and director on May 31, 2018.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Certain Relationships and Related Transactions, and Director Independence

No director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended January 31, 2018, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years.

Director Independence

We currently act with one director, consisting of Robert Qin Peng. We have determined that we do not have an independent director, as that term is used in Rule 4200(a)(15) of the Rules of National Association of Securities Dealers.

Currently our audit committee consists of our entire board of directors. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

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From inception to present date, we believe that the members of our audit committee and the board of directors have been and are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Market price of and Dividends on the Registrant' Common Equity and Stockholder Matters

Our common shares are quoted on the OTC Markets under the symbol “AGGG.” The following quotations, obtained from Stockwatch, reflect the high and low bids for our common shares based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The following table reflects the high and low bid information for our common stock obtained from Nasdaq and reflects inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

OTC Markets
Quarter Ended	High $	Low $
October 31, 2018	$5.00	$5.00
July 31, 2018	$5.00	$5.00
April 30, 2018	$5.00	$5.00
January 31, 2018	$5.00	$5.00
October 31, 2017	$5.00	$5.00
July 31, 2017	$5.00	$5.00
April 30, 2017	$5.00	$5.00
January 31, 2017	$5.00	$5.00
October 31, 2017	$5.00	$5.00

Our shares are issued in registered form. Action Stock Transfer Corp. 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121 (Telephone: (801) 274-1088; Facsimile: (801) 274-1099 is the registrar and transfer agent for our common shares.

On December 3, 2018, the shareholders’ list showed 26 registered shareholders with 4,290,000 common shares outstanding.

Recent Sales of Unregistered Securities

There have been no sales of unregistered securities by us within the past three years.

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Indemnification of Director and Officers

Our Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether the basis of such action, suit or proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by us to the fullest extent authorized by the NRS against all expense, liability and loss (including attorneys’ fees and amounts paid in settlement) reasonably incurred or suffered by such.

NRS 78.7502 permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person (i) is not liable pursuant to NRS 78.138 and (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. In a derivative action (i.e., one brought by or on behalf of the corporation), indemnification may be provided only for expenses actually and reasonably incurred by any director or officer in connection with the defense or settlement of such an action or the suit if such person (i) is not liable pursuant to NRS 78.138 and (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be provided if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action or suit was brought or some other court of competent jurisdiction determines that such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The foregoing discussion of our Bylaws and Nevada law is not intended to be exhaustive and is qualified in its entirety by such Bylaws or law.

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Financial Statements and Supplementary Data – Unaudited September 30, 2018 Financial Statements

EVEEK

BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2018	2017

ASSETS
Current Assets
Accounts receivable	$629	$2,362
Receivable - related party	55,012	41,534
Total Current Assets	55,641	43,896

TOTAL ASSETS	55,641	43,896

LIABILITIES AND OWNERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$1,673	$919
Total Current Liabilities	1,673	919

Total Liabilities	1,673	919

EQUITY
Additional paid-in capital	13,250	13,250
Retained Earnings	40,718	29,727
Total Owners’ Equity	53,968	42,977
TOTAL LIABILITIES AND OWNERS' EQUITY	$55,641	$43,896

The accompanying notes are an integral part of these unaudited financial statements.

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EVEEK

STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2018	2017	2018	2017

REVENUE	$3,039	$6,247	$11,745	$22,805

OPERATING EXPENSES
General and administrative costs	694	-	754	439
Total Operating Expenses	694	-	754	439

INCOME FROM OPERATIONS	2,345	6,247	10,991	22,366

INCOME BEFORE INCOME TAXES	2,345	6,247	10,991	22,366
Provision for income taxes	-	-	-	-

NET INCOME	$2,345	$6,247	$10,991	$22,366

The accompanying notes are an integral part of these unaudited financial statements.

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EVEEK

STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine months ended
	September 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$10,991	$22,366
Changes in operating assets and liabilities:
Accounts receivable	1,733	1,157
Receivable - related party	(13,478)	(23,962)
Accounts payable and accrued liabilities	754	439
Net cash provided by operating activities	-	-

Net increase in cash and cash equivalents	-	-
Cash and cash equivalents - beginning of period	-	-
Cash and cash equivalents - end of period	$-	$-

Supplemental Cash Flow Disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

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EVEEK

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2018

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

EVEEK (“we”, or the “Company”) is a group of nine (9) mobile applications that have been developed for mobile phone usage.

The Company’s fiscal year end is December 31.

The Company generates revenue from the download of mobile applications.

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and are presented in US dollars.

The financial statements have been prepared in accordance with Rule 3-05, of Regulation X, and Rule 8-04, as carve-out financial statements for an acquired business or group of assets that does not constitute the acquisition of substantially all of the assets and liabilities of the selling entity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Accounts receivable

Accounts receivable is received typically on the 21st or 22nd of the subsequent month. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. During the nine months ended September 30, 2018 and 2017, the Company recognized no bad debt or allowance.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 606,"Revenue from Contracts with Customers."

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

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Revenue related to multi-media downloads is recognized when the above criteria are met.

Fair Value of Financial Instruments

ASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. FASB ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level of input that is significant to the fair value measurement of the instrument.

Income Taxes

The Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes”, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Recent accounting pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

During the nine months ended September 30, 2018 and 2017, related party collected accounts receivable of $13,478 and $23,962, respectively, on behalf of the Company. As of September 30, 2018 and December 31, 2017, the Company recorded receivable – related party of $55,012 and $41,534, respectively.

NOTE 4 – INCOME TAXES

From inception to September 30, 2018, the Company’s owners were attributed with taxable income, as the Company operates as a Limited Liability Corporation whereby the owners are attributed taxable income personally. The Company does not have an income tax expense accrual as of September 30, 2018 or December 31, 2017, as the Company’s net income liabilities are attributed personally to the owners. No income tax provision has been recorded as of September 30, 2018 or December 31, 2017.

NOTE 5 – SUBSEQUENT EVENTS

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In accordance with ASC 855-10, the Company has analyzed its operations subsequent to September 30, 2018 to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements.

Financial Statements and Supplementary Data – Audited December 31, 2017 Financial Statements

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Eveek

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Eveek (the "Company") as of December 31, 2017 and 2016, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2018

Lakewood, CO

December 5, 2018

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EVEEK

BALANCE SHEETS

	December 31,	December 31,
	2017	2016

ASSETS
Current Assets
Accounts receivable	$2,362	$3,433
Receivable - related party	41,534	11,120
Total Current Assets	43,896	14,553

TOTAL ASSETS	43,896	14,553

LIABILITIES AND OWNERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$919	$370
Total Current Liabilities	919	370

Total Liabilities	919	370

EQUITY
Additional paid-in capital	13,250	13,250
Retained Earnings	29,727	933
Total Owners’ Equity	42,977	14,183
TOTAL LIABILITIES AND OWNERS' EQUITY	$43,896	$14,553

The accompanying notes are an integral part of these audited financial statements.

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EVEEK

STATEMENTS OF OPERATIONS

	Year Ended
	December 31,
	2017	2016

REVENUE	$29,343	$13,989

OPERATING EXPENSES
General and administrative costs	549	370
Total Operating Expenses	549	370

INCOME FROM OPERATIONS	28,794	13,619

INCOME BEFORE INCOME TAXES	28,794	13,619
Provision for income taxes	-	-

NET INCOME	$28,794	$13,619

The accompanying notes are an integral part of these audited financial statements.

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EVEEK

STATEMENTS OF OWNERS’ EQUITY

	Additional
	Paid-in	Retained	Total
	Capital	Earnings	Owners' Equity

Balance - December 31, 2015	$13,250	$(12,686)	$564

Net loss	-	13,619	13,619
Balance - December 31, 2016	$13,250	933	14,183

Net loss	-	28,794	28,794
Balance - December 31, 2017	$13,250	$29,727	$42,977

The accompanying notes are an integral part of these audited financial statements.

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EVEEK

STATEMENTS OF CASH FLOWS

	Year Ended
	December 31,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$28,794	$13,619
Changes in operating assets and liabilities:
Accounts receivable	1,071	(3,143)
Receivable - related party	(30,414)	(10,846)
Accounts payable and accrued liabilities	549	370
Net cash provided by operating activities	-	-

Net increase in cash and cash equivalents	-	-
Cash and cash equivalents - beginning of period	-
Cash and cash equivalents - end of period	$-	$-

Supplemental Cash Flow Disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these audited financial statements.

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EVEEK

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

EVEEK (“we”, or the “Company”) is a group of nine (9) mobile applications that have been developed for mobile phone usage.

The Company’s fiscal year end is December 31.

The Company generates revenue from the download of mobile applications.

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and are presented in US dollars. The Company’s fiscal year-end is December 31.

The financial statements have been prepared in accordance with Rule 3-05, of Regulation X, and Rule 8-04, as carve-out financial statements for an acquired business or group of assets that does not constitute the acquisition of substantially all of the assets and liabilities of the selling entity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Accounts receivable

Accounts receivable is received typically on the 21st or 22nd of the subsequent month. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. During the years ended December 31, 2017 and 2016, the Company recognized no bad debt or allowance.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 606,"Revenue from Contracts with Customers."

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

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Revenue related to multi-media downloads is recognized when the above criteria are met.

Fair Value of Financial Instruments

ASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. FASB ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level of input that is significant to the fair value measurement of the instrument.

Income Taxes

The Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes”, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Recent accounting pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2017 and 2016, related party collected accounts receivable of $30,414 and $10,846, respectively, on behalf of the Company. As of December 31, 2017 and 2016, the Company recorded receivable – related party of $41,534 and $11,120, respectively.

NOTE 4 – INCOME TAXES

From inception to December 31, 2017, the Company’s owners were attributed with taxable income , as the Company operates as a Limited Liability Corporation whereby the owners are attributed taxable income personally. The Company does not have an income tax expense accrual as of December 31, 2017 or December 31, 2016, as the Company’s net income liabilities are attributed personally to the owners. No income tax provision has been recorded as of December 31, 2017, or 2016.

NOTE 5 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2017 to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

In the fiscal years ended January 31, 2018 and 2017, there have been no changes in our company's accounting policies, nor have there been any disagreements with our accountants.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1*	Capital Contribution Agreement
99.1*	Unaudited Pro Forma Combined Balance Sheet and Statement of Operations

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTILIA GROUP, CORP.

/s/ Robert Qin Peng
Robert Qin Peng
President

Date: December 7, 2018

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